File Nos. 2-99810
                                                  and 811-4391
                                                  Rule 497(e) under
                                                  the Securities Act of 1933



                              THE PBHG FUNDS, INC.
                               PBHG CLASS SHARES



SUPPLEMENT DATED JANUARY 21, 1997 TO THE PROSPECTUS DATED DECEMBER 16, 1997 for the PBHG Large Cap Value Fund and PBHG Strategic Small Company Fund.

This Supplement updates certain information contained in the above-referenced Prospectus of The PBHG Funds, Inc. The following information should replace the second paragraph under the caption "Portfolio Managers" on page 16 of the Prospectus.

      James M. Smith, CFA and James H. Farrell, CFA have co-managed the Small Company Fund since its inception. Starting on January 27, 1997, Gary Haubold will replace James H. Farrell as the co-manager of the Small Company Fund. Gary Haubold has over twenty years of investment experience in equity research or portfolio management. Mr. Haubold joined the Sub-Adviser in January 1997. Prior to joining the Sub-Adviser, Mr. Haubold was Senior Portfolio Manager for Miller, Anderson & Sherrerd, a registered investment advisory firm, since 1993. In such capacity, Mr. Haubold was the primary portfolio manager for the MAS Small Cap Value Portfolio and the MAS Mid Cap Value Portfolio. Prior to that time, Mr. Haubold was Senior Vice President, Portfolio Manager and the head of Equity Research for Wood, Struthers & Winthrop, a registered investment advisory firm. James M. Smith, the other co-manager of the Small Company Fund, has over twenty years of investment experience in equity portfolio management and research. Mr. Smith joined the Adviser in 1993. In such capacity, James Smith has co-managed the PBHG Technology and Communications Fund since its inception in October 1995. Prior to joining the Adviser, Mr. Smith was Senior Vice President and Portfolio Manager at Selected Financial Services, a registered investment advisory firm.

You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.